MUNIYIELD
QUALITY
FUND II, INC.







FUND LOGO






Annual Report

October 31, 1995


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011






MuniYield Quality Fund II, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1995, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.888 per share income dividends, which included earned and unpaid dividends of $0.076. This represents a net annualized yield of 6.07%, based on a month-end net asset value of $14.64 per share. Over the same period, the total investment return on the Fund's Common Stock was +20.30%, based on a change in per share net asset value from $13.20 to $14.64, and assuming reinvestment of $0.893 per share income dividends and $0.098 per share capital gains distribution.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +8.63%, based on a change in per share net asset value from $13.95 to $14.64, and assuming reinvestment of $0.429 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.58%; Series B, 3.58%; and Series C, 3.75%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were over-come by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
During the fiscal year ended October 31, 1995, MuniYield Quality Fund II, Inc. fully participated in the rebound which occurred in the municipal markets. The Fund's total return was enhanced by our purchase of high-quality bonds which performed well in a declining interest rate environment. Overall, the Fund's performance was enhanced primarily by our portfolio strategy which centered around the maintenance of an attractive and competitive yield. As a consequence, the Fund's cash reserves were kept low, averaging close to 5% of net assets. The Fund's portfolio structure also figured prominently in this income-oriented strategy. Issues bearing large coupons provided not only a generous current return but also a measure of protection from interest rate volatility. This insulating quality becomes particularly valuable in the later stages of a rising market. To the extent these kinds of securities can limit volatility in the net asset value of the Fund's Common Stock, we have sought to accumulate them whenever possible.

Leverage continued to benefit Common Stock shareholders as the municipal yield curve remains positively sloped, allowing the Fund to generate an incrementally greater yield over what would otherwise be available with conventional long-term tax-exempt securities. Moreover, net asset value of the Fund's Common Stock has risen in value dramatically, recouping much of what was lost in 1994 as well as demonstrating the volatility inherent in a leveraged portfolio. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will diminish and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)

Looking ahead, we expect interest rates to continue to decline, although not with the same pace as experienced in the past 12 months. The economy appears to be growing at a moderate rate with little threat of rising inflation.

In Conclusion
We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(Robert A. DiMella)
Robert A. DiMella
Portfolio Manager




December 6, 1995




We are pleased to announce that Robert A. DiMella is responsible for the day-to-day management of MuniYield Quality Fund II, Inc. Mr. DiMella has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1995 as Assistant Vice President and was Assistant Portfolio Manager thereof from 1993 to 1995. Prior thereto, he was Assistant Portfolio Manager with Prudential Investment Advisors from 1992 to 1993, and was a Research Assistant with Prudential Investment Corporation from 1989 to 1992.

PROXY RESULTS
During the six-month period ended October 31, 1995, MuniYield
Quality Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Directors:      Herbert I. London                  20,822,810               887,468
                                                Robert R. Martin                   20,806,644               903,634
                                                Andre F. Perold                    20,821,132               889,146
                                                Arthur Zeikel                      20,804,088               906,190

                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           20,927,845       405,021         377,412



During the six-month period ended October 31, 1995, MuniYield
Quality Fund II, Inc. Preferred Stock shareholders (Series A, B, C) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                        Shares Voted      Shares Voted
                                                                                            For         Without Authority
1. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel
   as follows:                                  Series A                                    1,390              0
                                                Series B                                    1,878              0
                                                Series C                                    1,794             31

                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP
   as the Fund's independent auditors for the
   current fiscal year as follows:              Series A                             1,372             18              0
                                                Series B                             1,746              1             131
                                                Series C                             1,825              0              0


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                         Issue                                        (Note 1a)
Alabama--1.6%   NR*       Aaa     $ 7,390   Alabama, HFA, S/F Revenue Bonds (Collateral Home
                                            Mortgage Program), Series B-1, 6.65% due 10/01/2025                 $  7,746

Alaska--0.6%    A-        A         2,580   Alaska Industrial Development and Export Authority
                                            Revolving Fund, AMT, Series A, 6.375% due 4/01/2008                    2,729

Arkansas--0.9%  AAA       NR*       4,000   Arkansas State Development Financing Authority, S/F
                                            Mortgage Revenue Refunding Bonds (Mortgage Backed
                                            Securities Program), AMT, Series B, 6.70% due 7/01/2027 (d)            4,144

California      AAA       Aaa      10,000   Los Angeles, California, Convention and Exhibition Center
--5.9%                                      Authority, Lease Revenue Refunding Bonds, Series A,
                                            5.125% due 8/15/2021 (c)                                               9,202
                A         A1        3,000   Los Angeles, California, Wastewater System Revenue
                                            Refunding Bonds, Series C, 7.10% due 6/01/2018                         3,312
                AAA       Aaa       5,000   Riverside, California, Redevelopment Agency Refunding
                                            Bonds (Tax Allocation--Merged Redevelopment Project),
                                            Series A, 5.625% due 8/01/2023 (c)                                     4,886
                AAA       Aaa      10,000   University of California Revenue Bonds (Multiple
                                            Purpose Projects), Series D, 6.375% due 9/01/2019 (c)                 10,477

Colorado        BBB+      Baa1      1,350   Colorado Health Facilities Authority Revenue Bonds (Hospital
--3.9%                                      P/SL Healthcare System Project), Series A, 6.875% due 2/15/2023        1,520
                                            Denver, Colorado, City and County Airport Revenue Bonds:
                BBB       Baa       4,020     AMT, Series B, 7.50% due 11/15/2025                                  4,198
                BBB       Baa       9,500     AMT, Series C, 6.75% due 11/15/2022                                  9,589
                BBB       Baa       3,000     Series A, 7.25% due 11/15/2025                                       3,232

Connecticut                                 Connecticut State Learning Regional Educational Service
--1.9%                                      Center Revenue Bonds (Office/Education Center Facilities):
                NR*       NR*       2,150     7.50% due 2/01/2005                                                  2,223
                NR*       NR*       1,100     7.75% due 2/01/2015                                                  1,145
                AA-       A1        5,000   Connecticut State Special Tax Obligation Revenue Bonds
                                            (Transportation Infrastructure), Series B, 6.50% due 10/01/2012        5,540

District of     AA-       A         4,460   District of Columbia Revenue Bonds (Howard University),
Columbia--1.0%                              Series A, 7.25% due 10/01/2020                                         4,784

Florida--3.8%   AAA       Aaa      10,000   Florida State Turnpike Authority, Turnpike Revenue Bonds
                                            (Department of Transportation), Series A, 5.50% due
                                            7/01/2021 (g)                                                          9,797
                AAA       Aaa       5,000   Orlando and Orange County, Florida, Expressway Authority
                                            Revenue Bonds, Junior-Lien, 6.50% due 7/01/2011 (g)                    5,639
                NR*       Baa       2,500   Palm Bay, Florida, Lease Revenue Refunding Bonds
                                            (Florida Education and Research Foundation Project),
                                            Series A, 7% due 9/01/2024                                             2,628





SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                         Issue                                        (Note 1a)
Georgia--4.9%   AAA       Aaa     $ 2,500   Georgia Municipal Electric Authority, Power Revenue
                                            Bonds, Series EE, 6.65% due 1/01/2021 (b)                            $ 2,584
                AAA       Aaa      10,000   Georgia Municipal Electric Authority, Special Obligation
                                            Revenue Bonds, Fifth Crossover Series (Project No. 1),
                                            6.40% due 1/01/2013 (b)(f)                                            10,874
                AA+       Aa        3,000   Georgia State HFA, Revenue Bonds, S/F, Mortgage, AMT,
                                            Sub-Series A-2, 6.55% due 12/01/2027                                   3,045
                AAA       Aaa       6,200   Putnam County, Georgia, Development Authority, PCR (Georgia
                                            Power Company, Plant Branch), 7.25% due 7/01/2021 (g)                  6,449

Idaho--1.1%                                 Idaho Student Loan Revenue Bonds (Student Loan Marketing
                                            Association, Inc.), AMT:
                NR*       NR*       3,245     Series B, 6.60% due 10/01/2006                                       3,369
                NR*       Aa        2,005     Sub-Series 1, 6.80% due 10/01/2006                                   2,081

Illinois--3.1%  AAA       Aaa       3,030   Illinois Development Finance Authority, PCR, Refunding (Commerce
                                            Edison Company Project), Series D, 6.75% due 3/01/2015 (b)             3,303
                A+        A1        3,645   Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                            (Loyola University--Chicago), Series A, 7.125% due 7/01/2021           3,946
                NR*       Baa1      1,000   Illinois Health Facilities Authority Revenue Bonds (Mercy
                                            Center for Health Care Services), 6.65% due 10/01/2022                 1,011
                NR*       Aaa       6,000   Illinois Student Assistance Commission, Student Loan
                                            Revenue Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015              6,335

Indiana--4.2%   A         NR*       2,675   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                            Program), Series  A, 6.75% due 2/01/2017                               2,862
                NR*       Aa        2,200   Indiana Health Facility Finance Authority, Hospital Revenue
                                            Refunding Bonds (Methodist Hospital Incorporated),
                                            6.75% due 9/15/2009                                                    2,324
                AAA       Aaa       4,000   Indiana State Toll Finance Authority, Toll Road Revenue
                                            Refunding Bonds, 6.875% due 7/01/2012 (g)                              4,191
                                            Indianapolis, Indiana, Local Public Improvement Bond Bank:
                A+        NR*       4,800     Refunding, Series D, 6.75% due 2/01/2020                             5,122
                NR*       A1        5,000     Series C, 6.70% due 1/01/2017                                        5,266

Kentucky--0.6%  NR*       NR*       3,000   Perry County, Kentucky, Solid Waste Disposal Revenue
                                            Bonds (TJ International Project), AMT, 7% due 6/01/2024                3,072

Louisiana       NR*       Baa2      5,000   Lake Charles, Louisiana, Harbor and Terminal District,
--1.2%                                      Port Facilities Revenue Refunding Bonds (Trunkline
                                            Long Company Project), 7.75% due 8/15/2022                             5,636

Massachusetts   AAA       Aaa       8,000   Massachusetts Bay Transportation Authority, General
--6.8%                                      Transportation System Revenue Refunding Bonds, Series A,
                                            5.50% due 3/01/2022 (c)                                                7,782
                BBB+      A         2,000   Massachusetts Municipal Wholesale Electric Company,
                                            Revenue Refunding Bonds (Power Supply System), Series A,
                                            6.75% due 7/01/2011                                                    2,142
                                            Massachusetts State Health and Educational Facilities
                                            Authority Revenue Bonds:
                NR*       Aa        2,500     Refunding (Daughters of Charity), Series D,
                                              6.10% due 7/01/2014                                                  2,553
                A-        NR*       3,500     Refunding (Melrose--Wakefield Hospital), Series B,
                                              6.375% due 7/01/2016                                                 3,522
                NR*       Ba        2,640     Refunding (New England Memorial Hospital), Series B,
                                              6% due 7/01/2008                                                     2,222
                NR*       Ba        4,590     Refunding (New England Memorial Hospital), Series B,
                                              6.125% due 7/01/2013                                                 3,813
                BBB       Baa1      5,000     (Sisters Providence Health System), Series A, 6.625%
                                              due 11/15/2022                                                       4,774
                AAA       Aaa       5,000   Massachusetts State, HFA (Residential Development),
                                            Series A, 6.875% due 11/15/2011 (i)                                    5,296

SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                         Issue                                        (Note 1a)
Mississippi     A         A2      $ 6,000   Lowndes County, Mississippi, Solid Waste Disposal, PCR,
--1.4%                                      Refunding (Weyerhaeuser Company Project), Series A
                                            6.80% due 4/01/2022                                                 $  6,709

New Jersey      AAA       Aaa       5,000   Cape May County, New Jersey, PCR, Industrial Finance
--1.2%                                      Authority, Revenue Refunding Bonds (Atlantic City
                                            Electric Company Project), Series B, 7% due 11/01/2029 (c)             5,619

New Mexico      A+        A1        4,600   Albuquerque, New Mexico, Airport Revenue Refunding
--2.1%                                      Bonds, 6.50% due 7/01/2019                                             4,658
                A         A2        5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                            Corporation Project), 6.50% due 4/01/2013                              5,196

New York--6.0%  BBB+      Baa1      5,150   New York City, New York, GO, UT, Series H, 7% due 2/01/2021            5,429
                                            New York City, New York, IDA, Civic Facilities Revenue
                                            Bonds (New York  Blood Center Incorporated Project):
                BBB       NR*       2,000     7.20% due 5/01/2012                                                  2,122
                BBB       NR*       3,250     7.25% due 5/01/2022                                                  3,418
                AAA       Aaa       4,035   New York City, New York, Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Bonds,
                                            Series B, 5.375% due 6/15/2019 (b)                                     3,886
                A         Aa        7,500   New York State Environmental Facilities Corporation, PCR
                                            (State Water Revolving Fund), Series E, 6.50% due 6/15/2014            8,002
                A         A         5,000   New York State Local Government Assistance Corporation
                                            Revenue Bonds, Series A, 6.875% due 4/01/2019                          5,452

North           A         A2       13,000   Martin County, North Carolina, Industrial Facilities and
Carolina--2.9%                              Pollution Control Financing Authority, Solid Waste Disposal
                                            Revenue Bonds (Weyerhaeuser Company), AMT,
                                            6.80% due 5/01/2024                                                   13,791

Ohio--1.4%      AA-       Aa3       6,500   Ohio State Air Quality Development Authority, Revenue
                                            Refunding Bonds (Dayton Power and Light Project),
                                            Series B, 6.40% due 8/15/2027                                          6,747

Oklahoma--1.1%  AA-       A1        5,000   Muskogee, Oklahoma, Industrial Collateralized Trust, PCR
                                            (Oklahoma Gas and Electric Co. Project), Series A,
                                            7% due 3/01/2017                                                       5,228

Oregon--3.6%    AAA       Aaa       2,520   Josephine County, Oregon, School District No. 007, UT,
                                            5.75% due 6/01/2007 (g)                                                2,675
                A+        Aa        2,000   Lane County, Oregon, Area Education District (Lane
                                            Community College), UT, 5.50% due 6/01/2006                            2,108
                AAA       Aaa       1,150   Lincoln County, Oregon, School District, UT, 6% due
                                            6/15/2008 (g)                                                          1,245
                                            Marion County, Oregon, School District No. 103C (Woodburn) (g):
                AAA       Aaa       3,500     Series A, 5.65% due 11/01/2015                                       3,503
                AAA       Aaa       2,000     Series B, 5.15%** due 11/01/2006                                     1,149
                AAA       Aaa       2,000     Series B, 5.25%** due 11/01/2007                                     1,080
                AAA       Aaa       2,000     Series B, 5.35%** due 11/01/2008                                     1,013
                AAA       Aaa       2,500     Series B, 5.45%** due 11/01/2009                                     1,189
                AAA       Aaa       2,500     Series B, 5.55%** due 11/01/2010                                     1,116
                AAA       Aaa       2,000     Series B, 5.65%** due 11/01/2011                                       833
                A1+       VMIG1++   1,000   Port Saint Helens, Oregon, PCR (Portland General Electric
                                            Company Project), VRDN, Series B, 3.95% due 6/01/2010 (a)              1,000


SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                         Issue                                        (Note 1a)
Pennsylvania    A1+       VMIG1++ $ 2,300   Allegheny County, Pennsylvania, Hospital Development
--3.2%                                      Authority Revenue Bonds (Presbyterian Health Center),
                                            VRDN, Series D, 3.85% due 3/01/2020 (a) (c)                          $ 2,300
                A1        NR*       2,300   Emmaus, Pennsylvania, General Authority Revenue Bonds,
                                            VRDN, Sub-Series D-12, 4% due 3/01/2024 (a)                            2,300
                AAA       Aaa       5,000   Pennsylvania HFA, Revenue Refunding Bonds (Rental
                                            Housing), 6.50% due 7/01/2023 (i)                                      5,163
                AA        Aa        5,000   Pennsylvania HFA, S/F Mortgage Revenue Bonds, Series 34-A,
                                            6.85% due 4/01/2016                                                    5,277

Rhode           A-        Baa1      5,000   Rhode Island Depositors Economic Protection Corporation,
Island--1.0%                                Special Obligation Refunding Bonds, Series A, 5.75% due 8/01/2021      4,792

South           A1+       A2        5,765   Berkeley County, South Carolina, PCR (South Carolina
Carolina--5.4%                              Electric and Gas Company), 6.50% due 10/01/2014                        6,108
                A         A1        4,150   Fairfield County, South Carolina, PCR (South Carolina
                                            Electric and Gas Company), 6.50% due 9/01/2014                         4,379
                A-        A1        7,000   Richland County, South Carolina, PCR, Refunding (Union
                                            Camp Corporation Project), Series C, 6.55% due 11/01/2020              7,299
                BBB       Baa1      5,000   South Carolina Jobs, EDA, Economic Development Revenue
                                            Bonds (Saint Francis Hospital--Franciscan Sisters),
                                            7% due 7/01/2015                                                       5,123
                NR*       NR*       2,500   Spartanburg County, South Carolina, Solid Waste Disposal
                                            Facilities Revenue Bonds (BMW Project), AMT,
                                            7.55% due 11/01/2024                                                   2,730

South           AA+       Aa1      10,320   South Dakota, HDA, Homeownership Mortgage, Series B,
Dakota--2.3%                                7.10% due 5/01/2017                                                   10,896

Tennessee       BBB       Baa1      5,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
--1.1%                                      (Recycling Facilities-Calhoun Newsprint), AMT, 7.40%
                                            due 12/01/2022                                                         5,398

Texas--10.2%    NR*       Aaa       3,435   Coppell, Texas, Independent School District Revenue
                                            Refunding Bonds, UT, 6.50% due 8/15/2026                               3,626
                                            Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds:
                BBB       Baa1      4,200     (Champion International Corporation), AMT,
                                              7.375% due 10/01/2025                                                4,485
                AAA       Aaa       1,600     Refunding (Coll-Houston Light and Power Company),
                                              Series A, 6.375% due 4/01/2012 (c)                                   1,694
                A-        A         4,000   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Memorial Hospital Systems Project),
                                            Series A, 6.625% due 6/01/2024                                         4,143
                AAA       Aaa      10,490   Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                            Senior Lien, 5.375% due 8/15/2020 (g)                                 10,066
                AAA       Aaa       9,250   Lower Colorado River Authority, Texas, Revenue Refunding
                                            Bonds, Junior Lien, Fourth-Supply, 5.625% due 1/01/2017 (h)            9,086
                BBB       NR*       1,600   Midland County, Texas, Hospital District Revenue Bonds
                                            (Midland Memorial Hospital), 7.50% due 6/01/2016                       1,706
                BBB       Baa       3,885   Tarrant County, Texas, Health Facilities Development
                                            Corporation, Hospital Revenue Refunding and Improvement
                                            Bonds (Fort Worth Osteopathic), 7% due 5/15/2028                       3,920
                AA        Aa        8,200   Texas State, Refunding (Veterans Land), UT, 7.40%
                                            due 12/01/2020                                                         9,292

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                         Issue                                        (Note 1a)
Utah--3.8%      AA        Aa     $ 10,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                            (IHC Hospital Incorporated), 6.25% due 2/15/2023                    $ 10,209
                                            Salt Lake County, Utah, PCR, Refunding (Service Station
                                            Holdings Project), VRDN (a):
                NR*       P1          200     3.95% due 2/01/2008                                                    200
                NR*       P1        2,400     Series B, 4% due 8/01/2007                                           2,400
                AAA       Aaa       5,000   Utah State Board of Regents, Student Loan Revenue Bonds,
                                            AMT, Series H, 6.70% due 11/01/2015 (b)                                5,164

Virginia--3.8%                              Virginia State HDA, Commonwealth Mortgage:
                AA+       Aa1       7,640     Series B, Sub-Series B-3, 6.35% due 1/01/2017                        7,736
                AA+       Aa1       5,085     Series C, Sub-Series C-9, 6.45% due 1/01/2015                        5,181
                AA+       Aa1       5,025     Series J, Sub-Series J-2, 6.65% due 7/01/2014                        5,229

Washington      AA        Aaa       6,250   Lewis County, Washington, Public Utility District No. 1
--3.7%                                      Revenue Bonds (Cowlitz Falls Hydroelectric Project),
                                            7% due 10/01/2001 (e)                                                  7,167
                AA        Aa       10,000   Washington State Public Power Supply System, Revenue
                                            Refunding Bonds (Nuclear Project No. 1), Series A,
                                            6.50% due 7/01/2015                                                   10,225

West Virginia   NR*       A1        1,500   West Virginia Hospital Financing Authority, Hospital
--0.3%                                      Revenue Bonds (Charleston Medical Center
                                            Incorporated), Series A, 6.50% due 9/01/2023                           1,535

Wisconsin--1.2% NR*       A         5,300   Wisconsin Health and Educational Facilities Authority
                                            Revenue Bonds (Mercy Hospital of Janesville Incorporated),
                                            6.50% due 8/15/2011                                                    5,453

Puerto Rico                                 Puerto Rico Commonwealth, UT:
--2.3%          AAA       Aaa       5,250     7% due 7/01/2010 (b)                                                 6,183
                A         Baa1      4,250     6.45% due 7/01/2017                                                  4,488

Total Investments (Cost--$452,891)--99.5%                                                                        470,486

Other Assets Less Liabilities--0.5%                                                                                2,547
                                                                                                                --------
Net Assets--100.0%                                                                                              $473,033
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FNMA/GNMA Collateralized.
(e)Prerefunded.
(f)Escrowed to Maturity.
(g)FGIC Insured.
(h)FSA Insured.
(i)FNMA Collateralized.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term ratings by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$452,890,705) (Note 1a)                         $470,485,815
                    Cash                                                                                      10,018,853
                    Receivables:
                      Interest                                                             $  8,590,088
                      Securities sold                                                         4,617,854       13,207,942
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      10,374
                    Prepaid expenses and other assets                                                              8,820
                                                                                                            ------------
                    Total assets                                                                             493,731,804
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   19,954,613
                      Dividends to shareholders (Note 1f)                                       430,393
                      Investment adviser (Note 2)                                               206,632       20,591,638
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       107,147
                                                                                                            ------------
                    Total liabilities                                                                         20,698,785
                                                                                                            ------------

Net Assets:         Net assets                                                                              $473,033,019
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (6,000 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $150,000,000
                      Common Stock, par value $.10 per share (22,070,885 shares issued
                      and outstanding)                                                     $  2,207,089
                    Paid-in capital in excess of par                                        307,412,636
                    Undistributed investment income--net                                      3,539,409
                    Accumulated realized capital losses on investments--net (Note 5)         (7,686,664)
                    Accumulated distributions in excess of realized capital gains--net          (34,561)
                    Unrealized appreciation on investments--net                              17,595,110
                                                                                           ------------
                    Total--Equivalent to $14.64 net asset value per Common Stock
                    (market price--$12.625)                                                                  323,033,019
                                                                                                            ------------
                    Total capital                                                                           $473,033,019
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 28,745,330
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,280,771
                    Commission fees (Note 4)                                                    395,296
                    Transfer agent fees                                                          79,184
                    Professional fees                                                            75,510
                    Accounting services (Note 2)                                                 72,455
                    Printing and shareholder reports                                             51,386
                    Listing fees                                                                 38,313
                    Custodian fees                                                               26,173
                    Directors' fees and expenses                                                 23,679
                    Pricing fees                                                                 14,861
                    Amortization of organization expenses (Note 1e)                               5,643
                    Other                                                                        29,341
                                                                                           ------------
                    Total expenses                                                                             3,092,612
                                                                                                            ------------
                    Investment income--net                                                                    25,652,718
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (7,685,092)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        41,461,941
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 59,429,567
(Notes 1b,                                                                                                  ============
1d & 3):



Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $ 25,652,718     $ 26,174,204
                    Realized gain (loss) on investments--net                                 (7,685,092)       2,464,397
                    Change in unrealized appreciation/depreciation on investments--net       41,461,941      (61,640,797)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          59,429,567      (33,002,196)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (19,712,391)     (21,297,432)
Shareholders          Preferred Stock                                                        (5,523,140)      (3,453,990)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (2,139,194)      (8,271,594)
                      Preferred Stock                                                          (325,188)      (1,657,090)
                    In excess of realized gain on investments--net:
                      Common Stock                                                              (29,999)              --
                      Preferred Stock                                                            (4,562)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (27,734,474)     (34,680,106)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  31,695,093      (67,682,302)
                    Beginning of year                                                       441,337,926      509,020,228
                                                                                           ------------     ------------
                    End of year*                                                           $473,033,019     $441,337,926
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  3,539,409     $  3,115,771
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATON (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Aug. 28,
from information provided in the financial statements.                              For the Year Ended         1992++ to
                                                                                       October 31,              Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  13.20   $  16.27    $  13.58   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.16       1.18        1.21        .15
                    Realized and unrealized gain (loss) on investments--net       1.53      (2.68)       2.75       (.59)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.69      (1.50)      3.96        (.44)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                                      (.89)      (.96)      (1.07)        --
                      Realized gain on investments--net                           (.10)      (.37)         --         --
                      In excess of realized gain on investments--net                --+++++    --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                            (.99)     (1.33)      (1.07)        --
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.02)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                                    (.25)      (.16)       (.20)      (.01)
                        Realized gain on investments--net                         (.01)      (.08)         --         --
                        In excess of realized gain on invest-
                        ments--net                                                  --+++++    --          --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.13)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.26)      (.24)       (.20)      (.14)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  14.64   $  13.20    $  16.27   $  13.58
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 12.625   $ 11.125    $  15.50   $  14.25
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             23.09%    (20.98%)     16.82%     (5.00%)+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                          20.30%    (10.68%)     28.67%     (4.23%)+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .68%       .69%        .57%        --%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .68%       .69%        .61%       .60%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.63%      5.46%       5.49%      6.18%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $323,033   $291,338    $359,020   $297,414
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $150,000   $150,000    $150,000   $150,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          79.27%     47.42%      81.12%      5.07%
                                                                              ========   ========    ========   ========

Dividends Per       Series A--Investment income--net                          $    885   $    564    $    760   $     29
Share on            Series B--Investment income--net                               942        564         811         30
Preferred Stock     Series C--Investment income--net                               934        600         640         24
Outstanding:++++++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on October 19, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-
                    for-one stock split.
                 +++Aggregate total investment return.
               +++++Amount less than $.01 per share.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Finan-cial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $1,572 and $4,879 have been reclassified from accumulated net realized capital losses and paid-in capital in excess of par, respectively, to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $345,341,259 and $337,438,989, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $(1,624,481)   $17,595,110
Short-term investments                525,559             --
Financial futures contracts        (6,586,170)            --
                                  -----------    -----------
Total                             $(7,685,092)   $17,595,110
                                  ===========    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $17,595,110, of which $18,936,974 related to appreciated securities and $1,341,864 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $452,890,705.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 22,070,885. At October 31, 1995, total paid-in capital amounted to $309,619,725.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were as follows: Series A, 3.78%; Series B, 3.78%; and Series C, 3.78%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $390,366.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $216,254 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $2,439,000, all of which expires in 2003. This amount will be available to offset like amounts on any future taxable gains.

6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.076438 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield Quality Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund II, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period August 28, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund II, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 1995
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)
All of the net investment income distributions paid monthly by MuniYield Quality Fund II, Inc. during its taxable year ended
October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

                                               Payable           Short-Term     Long-Term
                                                Date           Capital Gains  Capital Gains
Common Stock Shareholders                     12/29/94               --         $   .098283

Preferred Stock Shareholders:   Series A      12/01/94               --         $107.55

                                Series B      12/12/94               --         $ 53.81

                                Series C      11/28/94               --         $ 54.58
                                              12/05/94               --         $ 27.29
                                              12/12/94               --         $  2.71


Please retain this information for your records.





PER SHARE INFORMATION (unaudited)


Per Share Selected Quarterly Financial Data*
                                                                                         Dividends/Distributions
                                        Net        Realized    Unrealized
                                     Investment     Gains        Gains      Net Investment Income       Capital Gains
For the Quarter                        Income      (Losses)     (Losses)      Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.30        $ .49       $  .19         $.24         $.01       $.37          $.07
February 1, 1994 to April 30, 1994       .28         (.35)       (2.06)         .24          .05        --            --
May 1, 1994 to July 31, 1994             .29          .01          .25          .24          .05        --            .01
August 1, 1994 to October 31, 1994       .31         (.04)       (1.17)         .24          .05        --            --
November 1, 1994 to January 31, 1995     .30         (.18)         .60          .24          .04        .10           .01
February 1, 1995 to April 30, 1995       .27         (.22)         .67          .22          .08        --            --
May 1, 1995 to July 31, 1995             .30         (.04)         .28          .21          .07        --            --
August 1, 1995 to October 31, 1995       .29          .10          .32          .22          .06        --            --

                                                      Net Asset Value                   Market Price**
For the Quarter                                    High             Low              High             Low        Volume***
November 1, 1993 to January 31, 1994             $16.29           $15.70           $15.625          $14.25         2,309
February 1, 1994 to April 30, 1994                16.05            13.58            15.50            12.50         2,063
May 1, 1994 to July 31, 1994                      14.75            13.78            13.25            12.375        2,172
August 1, 1994 to October 31, 1994                14.42            13.20            13.25            11.00         4,298
November 1, 1994 to January 31, 1995              13.53            12.15            12.375           10.125        6,116
February 1, 1995 to April 30, 1995                14.25            13.56            12.75            12.00         2,541
May 1, 1995 to July 31, 1995                      14.64            13.93            12.625           12.00         2,592
August 1, 1995 to October 31, 1995                14.71            14.01            12.625           12.00         2,136

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MQT